SonicShares™ Airlines, Hotels, Cruise Lines ETF (TRYP) (the “Fund”)

Supplement dated July 13, 2022

to the Summary Prospectus and Prospectus dated May 11, 2021, and the Statement of Additional
Information (“SAI”) dated May 11, 2021, as previously supplemented

Shares of the Fund will cease trading on the NYSE Arca, Inc. (“NYSE”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on July 22, 2022 (the “Closing Date”). The Fund will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from July 22, 2022 through July 29, 2022 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating the Fund’s portfolio. This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which is inconsistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. Once the distributions are complete, the Fund will terminate.

Toroso Investments LLC (“Toroso”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of Tidal ETF Trust of its view that the Fund could not conduct its business and operations in an economically efficient manner over the long term and recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Toroso’s recommendation, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.

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For more information, please contact the Fund at (833) 378-0717.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.